Exhibit 10.8

SUBSCRIPTION AGREEMENT

TO:     The Directors of Rodgers Silicon Valley Acquisition Corp. (the “Company”).

The undersigned hereby subscribes for [  ]shares of common stock (the “Shares”) of the Company. In consideration for the issue of the Shares, the undersigned hereby agrees and undertakes to pay $[  ] to the Company.

We agree to take the Shares subject to the Certificate of Incorporation and By-laws of the Company and we authorize you to enter the following name and address in the stockholders ledger of the Company:

Name:

Address:

[  ]

Signed:
Name:
Title:

Dated: [ ], 2020

Accepted:

RODGERS SILICON VALLEY ACQUISITION CORP.

Signed:
Name:
Title:

Dated: [ ], 2020